SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 2, 2000

                             YELLOWBUBBLE.COM, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Nevada                         001-15241                      33-0786959
--------------                    -----------                -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                     File No.)                Identification No.)
 incorporation)



   118 Piccadilly, Mayfair, London, England                        W1V9FJ
------------------------------------------------             -------------------
   (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:     011-44-20-7569-6782
                                                             -------------------



                           Famous Internet Mall, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.

            Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements

                           Financial statements for Yellowbubble.com Holdings Limited and Subsidiary.

            (b)   Pro Forma Financial Information

                           No pro forma financial information is required to be included herein as Registrant was an inactive shell company prior to the Share Exchange reported herein and the Share Exchange was accounted for as an acquisition of Registrant by Holdings and as a recapatilization of Holdings.

            (c)   Exhibits

                  1. Share Exchange Agreement dated February 16, 2000, including the form of subscription agreement attached as a schedule (in accordance with the rules and regulations promulgated by the Securities and Exchange Commission, most other schedules to the agreement have been omitted)*

                  2. Subscription Agreement dated as of March 2, 2000 between Registrant and Blue Capital AG

---------------------------

*          Previously Filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   YELLOWBUBBLE.COM, INC.



                                                   By:  /s/ D.F.H. Scroggie
                                                       -------------------------
                                                        D.F.H. Scroggie
                                                        Secretary



Date:  May 25, 2000

                YELLOWBUBBLE.COM HOLDINGS LIMITED AND SUBSIDIARY
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                                 FOR THE PERIOD
                       FROM SEPTEMBER 2, 1999 (INCEPTION)
                              TO DECEMBER 31, 1999

                        YELLOWBUBBLE.COM HOLDINGS LIMITED
                                 AND SUBSIDIARY
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                               FOR THE PERIOD FROM
                          SEPTEMBER 2, 1999 (INCEPTION)
                              TO DECEMBER 31, 1999



                                      INDEX




INDEPENDENT AUDITOR'S REPORT  .............................................    1

CONSOLIDATED BALANCE SHEET, December 31, 1999 .............................    2

CONSOLIDATED STATEMENT OF OPERATIONS, for the period from
     September 2, 1999 (Inception) to December 31, 1999 ...................    3

CONSOLIDATED STATEMENT OF CASH FLOWS, for the period from
     September 2, 1999 (Inception) to December 31, 1999 ...................    4

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ................................  5-6

Board of Directors and Shareholders
Yellowbubble.com Holdings Limited
London, England


                          INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying consolidated balance sheet of Yellowbubble.com Holdings Limited and Subsidiary (the "Company") (a development stage company) as of December 31, 1999, and the related consolidated statements of operations and cash flows for the period from September 2, 1999 (Inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Yellowbubble.com Holdings Limited and Subsidiary at December 31, 1999, and the results of their operations and cash flows for the period then ended in conformity with generally accepted accounting principles.





Hays & Company


May 2, 2000
New York, NY

                YELLOWBUBBLE.COM HOLDINGS LIMITED AND SUBSIDIARY
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999



ASSETS
Current assets
          Cash                                                        $      18
          Prepaid expense                                                 1,901
                                                                      ---------
                                                                      $   1,919
                                                                      =========

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
          Accounts payable and accrued expenses                       $ 243,918
                                                                      ---------


Shareholders' deficit
         Common stock, $2.00 par value; 10,000 shares authorized,
           1 share issued and outstanding                                     2
         Accumulated deficit during the development stage              (242,001)
                                                                      ---------

                   Total shareholders' deficit                         (241,999)
                                                                      ---------
                                                                      $   1,919
                                                                      =========


See Notes to Consolidated Financial Statements

                YELLOWBUBBLE.COM HOLDINGS LIMITED AND SUBSIDIARY
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                      FROM SEPTEMBER 2, 1999 (INCEPTION) TO
                                DECEMBER 31, 1999




Revenue
    Interest income                                                  $      18
                                                                     ---------

Expenses
General and administrative                                             242,019
                                                                     ---------
Net loss                                                             $(242,001)
                                                                     =========









See Notes to Consolidated Financial Statements

                YELLOWBUBBLE.COM HOLDINGS LIMITED AND SUBSIDIARY
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      FROM SEPTEMBER 2, 1999 (INCEPTION) TO
                                DECEMBER 31, 1999


INCREASE (DECREASE) IN CASH

Cash flows from operating activities
     Net loss                                                        $(242,001)

     Changes in operating assets and liabilities
        Prepaid expenses                                                (1,901)
        Accounts payable and accrued expenses                          243,918
                                                                      --------

           Net cash provided by operating activities                        16


Cash flows from financing activities
     Proceeds from sale of common stock                                      2
                                                                      --------
Net increase in cash                                                        18

Cash, beginning of period                                                    -
                                                                      --------
Cash, end of period                                                   $     18
                                                                      ========


See Notes to Consolidated Financial Statements

                        YELLOWBUBBLE.COM HOLDINGS LIMITED
                                 AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               FOR THE PERIOD FROM
                          SEPTEMBER 2, 1999 (INCEPTION)
                              TO DECEMBER 31, 1999



1        The Company

         Yellowbubble.com Holdings Limited (the "Company"), a British Corporation, was incorporated on October 21, 1999 with the intention that it would act as a holding company. The Company was incorporated as Lawgram and on November 22, 1999 changed its name to Yellowbubble.com Holdings Limited. The Company acquired 100% of the capital stock of Yellowbubble.com Limited, a British Corporation, which was incorporated on September 2, 1999 as Lawgram Limited and commenced operations on that date and on October 20, 1999 changed its name to Yellowbubble.com Limited.

2        Significant accounting policies

         Principles of consolidation

         The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

         Start-up and organization costs

         The Company accounts for start-up costs in accordance with Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"), issued by the American Institute of Certified Public Accountants. SOP 98-5 requires the cost of start-up activities, including organization costs, to be expensed as incurred.

         Foreign currency

         The functional currency of the Company is the British pound sterling. Assets and liabilities are translated into U.S. Dollars at year-end exchange rates and income statement items are translated at average exchange rates during the period. Gains and losses resulting from translation are recorded as cumulative translation adjustments in shareholders' equity. Transaction gains and losses are recognized as incurred.

         Use of estimates

         The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

                        YELLOWBUBBLE.COM HOLDINGS LIMITED
                                 AND SUBSIDIARY
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               FOR THE PERIOD FROM
                          SEPTEMBER 2, 1999 (INCEPTION)
                              TO DECEMBER 31, 1999

3        Transactions with related parties

         During the period ending December 31, 1999, the Company was charged $40,506 for consultancy services rendered by the Directors of Yellowbubble.com Limited and is included in the Accounts payable and accrued expenses in the accompanying consolidated balance sheet.

4        Subsequent event

         On March 2, 2000, in accordance with the terms of a Share Exchange Agreement dated February 16, 2000, the Company consummated a share exchange with Yellowbubble.com, Inc., a U.S. public company, whereby the shareholders of the Company exchanged all of their shares for 8,163,000 newly issued common shares of Yellowbubble.com, Inc. The issuance to the Company represented approximately 61.5% of the post-merger issued and outstanding common stock of Yellowbubble.com, Inc. For accounting purposes, this transaction has been treated as an acquisition by the Company of Yellowbubble.com, Inc. and as a recapitalization of the Company. The acquisition by the Company of Yellowbubble.com, Inc. has been recorded based on the fair value of Yellowbubble.com, Inc.'s net liabilities of approximately $20,000. Yellowbubble.com, Inc. prior to the acquisition was an inactive shell company.